UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 14, 2026

Date of Report (Date of earliest event reported)

ALPHA STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Church Street, 8th Floor, New York, New York	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (332) 233-4356

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

*The registrant’s units, ordinary shares, warrants and rights each trade on the OTC Market under the trading symbols “ALSUF,” “ALSAF,” “ALSWF,” and “ALSTF.”

Item 1.01. Entry Into a Material Definitive Agreement

Amendment to the Investment Management Trust Agreement

As approved by the shareholders of Alpha Star Acquisition Corporation, a Cayman Islands exempted company (“Alpha Star” or the “Company”) at the extraordinary general meeting of its shareholders held on October 13, 2026 (the “Extraordinary General Meeting”), the Company entered into an amendment dated as of October 13, 2026 (the “Trust Agreement Amendment”) to the Investment Management Trust Agreement, dated as of December 9, 2021 (the “Trust Agreement”), by and between the Company and Wilmington Trust, National Association, as amended, to remove the monthly extension payment otherwise required to be deposited into the Company’s trust account established in connection with the Company’s initial public offering (the “Trust Account”) beginning with the payment due in October 2026, and to provide the Company with the discretion to extend the date on which to commence liquidating the Trust Account up to twelve (12) times from December 15, 2026, to December 15, 2027, each by an additional one (1) month, without depositing additional funds in the Trust Account.

The foregoing description of the Trust Agreement Amendment is qualified in its entirety by reference to the full text of the Trust Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, the shareholders approved certain amendments to Alpha Star’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”). The proposed amendments to the Company’s Amended and Restated Memorandum and Articles of Association approved by the Company’s shareholders were to remove the monthly extension payment otherwise required to be deposited into the Company’s Trust Account beginning with the payment due in October 2026, and to extend the date by which the Company must consummate a business combination to December 15, 2027, without depositing additional funds in the Trust Account, by deleting the existing Section 36.2 thereof and replacing it with the new Section 36.2 (the “Charter Amendment Proposal”).

The Charter Amendment Proposal is described in more detail in Alpha Star’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 21, 2026 (the “Proxy Statement”). The final voting results for each of the proposals are indicated below. On October 13, 2026, following the approval of the proposals described above, the Company adopted the amendments to the Amended and Restated Memorandum and Articles of Association. The foregoing description is qualified in its entirety by reference to the amendments to the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting held on October 13, 2026, there were 3,205,002 ordinary shares of Alpha Star present in person or represented by proxy, representing 99.32% of the outstanding ordinary shares of Alpha Star as of September 15, 2026, the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business. At the Extraordinary General Meeting, each of the proposals described below was approved by the Company’s shareholders of record. The final results for the votes regarding each proposal are set forth in the following tables. Each of the proposals is described in detail in the Company’s Proxy Statement.

Proposal 1 (Trust Amendment Proposal):

Amendment of the Company’s investment management trust agreement (the “Trust Agreement”), dated December 9, 2021, entered into by the Company and Wilmington Trust, National Association, as trustee (the “trustee”), as amended, to remove the monthly extension payment otherwise required to be deposited into the Company’s Trust Account beginning with the payment due in October 2026, and providing the Company with the discretion to extend the date on which to commence liquidating the Trust Account up to twelve (12) times from December 15, 2026, to December 15, 2027, each by an additional one (1) month, without depositing additional funds in the Trust Account:

	For	Against	Abstain
Trust Amendment Proposal	3,205,002	0	0

Proposal 2 (Charter Amendment Proposal):

Amendment of the Company’s Amended and Restated Memorandum and Articles of Association to remove the monthly extension payment otherwise required to be deposited into the Company’s Trust Account beginning with the payment due in October 2026, and to extend the date by which the Company must consummate a business combination to December 15, 2027 without depositing additional funds in the Trust Account, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2:

	For	Against	Abstain
Charter Amendment Proposal	3,205,002	0	0

Proposal 3 (Adjournment Proposal):

Adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposals:

	For	Against	Abstain
Adjournment Proposal	3,205,002	0	0

Because other proposals had received the requisite approval, this Proposal 3 was rendered moot and not voted at the Extraordinary General Meeting.

Item 8.01. Other Events.

In connection with the shareholder votes at the Extraordinary General Meeting, no holders of public shares submitted new requests to redeem their shares for cash.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association
10.1	Amendment to the Investment Management Trust Agreement, by and between the Company and Wilmington Trust, National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of October 14, 2026, by the undersigned hereunto duly authorized.

ALPHA STAR ACQUISITION CORPORATION

By:	/s/ Zhe Zhang
Zhe Zhang, Chief Executive Officer